UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3800 N. 28th Way, #1

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2018, two subsidiaries of Healthier Choices Management Corp. (the “Company”), Healthy Choice Markets 2, LLC, a Florida limited liability company (“HCM2” and a “Borrower”), The Vitamin Store, LLC, a Florida limited liability company (“TVS” and a “Borrower”)  entered into a Term Loan Credit Agreement (the “Credit Agreement”) with Professional Bank, a Florida banking corporation (the “Bank”). In connection with the Credit Agreement, the Borrowers issued a Term Note (the “Term Note”) in the principal amount of $1,400,000 in favor of the Bank. The Term Note bears interest at a rate equal to two (2%) percentage points in excess of that rate shown in the Wall Street Journal as the prime rate, adjusted annually. The proceeds of the Term Note are to be used for acquisitions and for general working capital requirements.

The Credit Agreement contains a customary financial covenant for a minimum debt service coverage ratio of 1.25 to 1.0. The Credit Agreement also contains various affirmative and negative covenants, such as the delivery of financial statements, tax authority compliance, maintenance of property, limitations on additional debt and other standard clauses. The Credit Agreement has a maturity of five years. In addition, the Credit Agreement provides for monthly payments of $22,333, and mandatory prepayments with a portion of excess cash flow.

The obligations under the Credit Agreement and the Term Note are guaranteed by the Company and its wholly owned subsidiary, Healthy U Wholesale, Inc.

The foregoing descriptions of the Credit Agreement and the Term Note are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Term Loan Credit Agreement, dated December 31, 2018, by and among Healthy Choice Markets 2, LLC, The Vitamin Store, LLC and Professional Bank

10.2	Term Note, dated December 31, 2019, issued by Healthy Choice Markets 2, LLC, and The Vitamin Store, LLC, in favor of Professional Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: January 7, 2019	By:	/s/ Jeffrey Holman
Jeffrey Holman, Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Term Loan Credit Agreement, dated December 31, 2018, by and among Healthy Choice Markets 2, LLC, The Vitamin Store, LLC and Professional Bank

10.2	Term Note, dated December 31, 2019, issued by Healthy Choice Markets 2, LLC, and The Vitamin Store, LLC, in favor of Professional Bank

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